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                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements File Numbers 33-14305, 33-36310, 33-41327, 33-48699, 33-80228, and 33-80240.


                                       ARTHUR ANDERSEN LLP


Houston, Texas
March 27, 1996